Exhibit 1

Joint Filing Agreement

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common units beneficially owned by each of them, of American Midstream Partners, L.P. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 18th day of August, 2017.

AMERICAN MIDSTREAM GP, LLC

/s/ Eric T. Kalamaras
Eric T. Kalamaras
Senior Vice President and Chief Financial Officer

HIGH POINT INFRASTRUCTURE PARTNERS, LLC

/s/ Daniel R. Revers
Daniel R. Revers, President

MAGNOLIA INFRASTRUCTURE PARTNERS, LLC

/s/ Daniel R. Revers
Daniel R. Revers, President

MAGNOLIA INFRASTRUCTURE HOLDINGS, LLC

/s/ Daniel R. Revers
Daniel R. Revers, President

AMID GP HOLDINGS, LLC

/s/ Daniel R. Revers
Daniel R. Revers, President

ARCLIGHT ENERGY PARTNERS FUND V, L.P.
By:	ArcLight PEF GP V, LLC, its General Partner
By:	ArcLight Capital Holdings, LLC, its Manager
By:	ACHP II, L.P., its Managing Member
By:	ACH GP, LLC, its General Partner

/s/ Daniel R. Revers
Daniel R. Revers, Manager

ARCLIGHT PEF GP V, LLC
By:	ArcLight Capital Holdings, LLC, its Manager
By:	ACHP II, L.P., its Managing Member
By:	ACH GP, LLC, its General Partner

/s/ Daniel R. Revers
Daniel R. Revers, Manager

ARCLIGHT CAPITAL HOLDINGS, LLC
By:	ACHP II, L.P., its Managing Member
By:	ACH GP, LLC, its General Partner

/s/ Daniel R. Revers
Daniel R. Revers, Manager

ARCLIGHT CAPITAL PARTNERS, LLC

/s/ Daniel R. Revers
Daniel R. Revers, Managing Partner

/s/ Daniel R. Revers
Daniel R. Revers